Exhibit 99.2

February 19, 2008 Fourth Quarter Results ( ) Rockwood Holdings, Inc.

02/19/2008 2 Forward Looking Statements This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s filing with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

02/19/2008 3 Where to Find Materials/Archives A replay of the conference call will be available through February 26, 2008 at (800) 475-6701 in the U.S., access code: 896164, and internationally at (320) 365-3844, access code: 896164. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

02/19/2008 4 Agenda Yr 2007 Fourth Quarter and Full Year Results Financial Summary Summary Appendices

02/19/2008 5 Yr 2007 Fourth Quarter and Full Year Results

02/19/2008 6 Fourth Quarter Highlights Excellent fourth quarter performance. Achieved net sales growth of 16.9% including 2.6% price increase; Adjusted EBITDA was $159.2M, up 20.6% vs. fourth quarter ‘06. Including the Electronics business sold, net sales growth was 16.5% including 2.4% price increase; Adjusted EBITDA was 169.5M, up 20.8% vs. fourth quarter ‘06. Excluding the impact of foreign exchange, net sales growth was 8.8% and Adjusted EBITDA growth was 11.3% vs. fourth quarter ‘06. Leverage ratio improved to 3.56x on a pro forma basis. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Successful implementation of price increases to recover high copper costs drove improved results in Performance Additives. Strong price and continued improvement in productivity helped achieve 19.7% Adjusted EBITDA margin vs. 19.1% in fourth quarter ‘06. Rockwood completed the sale of the Electronics business, excluding Wafer Reclaim, at year-end.

02/19/2008 7 Full Year Highlights Excellent full year performance. Achieved net sales growth of 12.5% including 2.9% price increase; Adjusted EBITDA was $614.4M, up 18.6% vs. full year ‘06. Including the Electronics business sold, net sales growth was 12.2% including 2.6% price increase; Adjusted EBITDA was $652.0M, up 17.9% vs. full year ‘06. Excluding the impact of foreign exchange, net sales growth was 6.5% and Adjusted EBITDA growth was 11.8% vs. full year ‘06. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Successful implementation of price increases to recover high copper costs drove improved results in Performance Additives. Strong price and continued improvement in productivity helped achieve 19.6% Adjusted EBITDA margin vs. 18.6% in full year ‘06.

02/19/2008 8 Fourth Quarter and Full Year Summary Fourth Quarter Full Year FX Adj. FX Adj. ($M) , except EPS Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Continuing Operations: Net Sales 807.2 690.5 16.9% 8.8% 3,136.4 2,788.2 12.5% 6.5% Adjusted EBITDA (a) 159.2 132.0 20.6% 11.3% 614.4 517.9 18.6% 11.8% Adj. EBITDA Margin 19.7% 19.1% 0.6 ppt 19.6% 18.6% 1 ppt Incl. Discontinued Operations: Net Sales 861.9 739.8 16.5% 8.7% 3,338.3 2,975.2 12.2% 6.3% Adjusted EBITDA (a) 169.5 140.3 20.8% 11.8% 652.0 553.2 17.9% 11.3% Adj. EBITDA Margin 19.7% 19.0% 0.7 ppt 19.5% 18.6% 0.9 ppt Net Income - as reported 119.1 4.5 2546.7% 317.1 103.0 207.9% EPS (Diluted) - as reported (c) 1.56 0.06 2500.0% 4.16 1.37 203.0% Net Income - as adjusted (d) 39.4 19.2 105.2% 143.0 105.4 35.7% EPS (Diluted) - as adjusted (c) (d) 0.51 0.26 101.6% 1.87 1.40 33.5% (a) (b) (c) (d) Excluding the impact of foreign exchange. See Appendices. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the fourth quarter, Yr 2007 based on share count of 76, 523; Yr 2006 based on share count of 75,161. For the full year, Yr 2007 based on share count of 76,279; Yr 2006 based on share count of 75,044.

02/19/2008 9 Net Sales Growth Fourth Quarter Full Year ($M) Net Sales % Change ($M) Net Sales % Change Yr 2007 Qtr 4 807.2 Full Year 2007 3,136.4 Yr 2006 Qtr 4 690.5 Full Year 2006 2,788.2 Change $116.7 16.9% Change $348.2 12.5% Due to (Approx.): Due to (Approx.): Pricing 18.3 2.6% Pricing 80.6 2.9% Currency 55.8 8.1% Currency 168.0 6.0% Volume/Mix 1 42.6 6.2% Volume/Mix 1 99.6 3.6% 1 Volume growth driven by bolt-on-acquisitions

02/19/2008 10 Results By Segment – Fourth Quarter @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q4 2007 Q4 2006 % Change FX Adj % Change (b) Q4 2007 Q4 2006 % Change FX Adj % Change (b) Specialty Chemicals 282.7 232.7 21.5% 11.4% 69.4 55.5 25.0% 16.2% Performance Additives 221.3 178.6 23.9% 21.2% 34.8 26.7 30.3% 27.7% Titanium Dioxide Pigments 117.7 110.7 6.3% (5.3%) 24.3 22.6 7.5% (4.4%) Advanced Ceramics 116.7 103.3 13.0% 1.5% 35.9 29.8 20.5% 7.7% Specialty Compounds 66.4 59.6 11.4% 7.6% 8.9 7.6 17.1% 13.2% Corporate and Other 2.4 5.6 (57.1%) (62.5%) (14.1) (10.2) (38.2%) (37.3%) Total Rockwood - continuing operations $807.2 $690.5 16.9% 8.8% $159.2 $132.0 20.6% 11.3% Adj. EBITDA Margin 19.7% 19.1% 0.6 ppt Discontinued Operations - Electronics 54.7 49.3 11.0% 6.6% 10.3 8.3 24.1% 19.3% Total Rockwood $861.9 $739.8 16.5% 8.7% $169.5 $140.3 20.8% 11.8% Adj. EBITDA Margin 19.7% 19.0% 0.7 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices.

02/19/2008 11 Results By Segment – Full Year @ Actual Rates Net Sales Adj. EBITDA (a) ($M) FY 2007 FY 2006 % Change FX Adj % Change (b) FY 2007 FY 2006 % Change FX Adj % Change (b) Specialty Chemicals 1,082.9 918.3 17.9% 11.0% 262.2 206.6 26.9% 20.4% Performance Additives 832.7 766.3 8.7% 6.1% 153.8 134.1 14.7% 12.1% Titanium Dioxide Pigments 479.9 441.1 8.8% (0.2%) 91.6 88.5 3.5% (5.1%) Advanced Ceramics 452.5 389.6 16.1% 7.2% 128.1 104.8 22.2% 12.1% Specialty Compounds 276.6 251.0 10.2% 6.6% 34.3 31.7 8.2% 5.4% Corporate and Other 11.8 21.9 (46.1%) (50.2%) (55.6) (47.8) (16.3%) (14.6%) Total Rockwood - continuing operations $3,136.4 $2,788.2 12.5% 6.5% $614.4 $517.9 18.6% 11.8% Adj. EBITDA Margin 19.6% 18.6% 1 ppt Discontinued Operations - Electronics 201.9 187.0 8.0% 4.4% 37.6 35.3 6.5% 3.1% Total Rockwood $3,338.3 $2,975.2 12.2% 6.3% $652.0 $553.2 17.9% 11.3% Adj. EBITDA Margin 19.5% 18.6% 0.9 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices.

02/19/2008 12 Specialty Chemicals Fine Chemicals sales improvement driven by strong pricing and volume in lithium. Surface Treatment favorably impacted by higher selling prices and volume in most markets, particularly in European automotive and general industrial applications. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change(b) Fourth Quarter 282.7 232.7 21.5% 11.4% 69.4 55.5 25.0% 16.2% Adj. EBITDA Margin 24.5% 23.9% 0.6 ppt Full Year 1,082.9 918.3 17.9% 11.0% 262.2 206.6 26.9% 20.4% Adj. EBITDA Margin 24.2% 22.5% 1.7 ppt

02/19/2008 13 Performance Additives Improvement in Adjusted EBITDA vs. fourth quarter ‘06 mainly driven by improvement in Timber Treatment. – Successful implementation of price increases for Timber Treatment Chemicals helped offset impact of high copper costs. – High volumes of oilfield applications and increased selling prices of coating and ink applications had a favorable impact on the results of the Clay-based Additives business. – Color Pigments was negatively impacted by lower volumes in the construction related business primarily in North America. – Color Pigments acquisition of Elementis also had a favorable impact on sales and Adjusted EBITDA. (a) A reconciliation of net income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Fourth Quarter 221.3 178.6 23.9% 21.2% 34.8 26.7 30.3% 27.7% Adj. EBITDA Margin 15.7% 14.9% 0.8 ppt Full Year 832.7 766.3 8.7% 6.1% 153.8 134.1 14.7% 12.1% Adj. EBITDA Margin 18.5% 17.5% 1 ppt

02/19/2008 14 Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 • $1/lb change in copper price translates to about $20M of profit impact. Yr 2007 $0,50 $1,00 $1,50 $2,00 $2,50 $3,00 $3,50 $4,00 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov

02/19/2008 15 Titanium Dioxide Pigments Sales and EBITDA increase driven by positive impact of currency changes. Lower volumes and selling prices of titanium dioxide products as well as higher energy and raw materials costs had a negative impact. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Fourth Quarter 117.7 110.7 6.3% (5.3%) 24.3 22.6 7.5% (4.4%) Adj. EBITDA Margin 20.6% 20.4% 0.2 ppt Full Year 479.9 441.1 8.8% (0.2%) 91.6 88.5 3.5% (5.1%) Adj. EBITDA Margin 19.1% 20.1% -1 ppt

02/19/2008 16 Advanced Ceramics Increased volumes across various businesses, primarily cutting tools and medical products. The business continued to benefit from bolt-on acquisitions and productivity improvements. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Fourth Quarter 116.7 103.3 13.0% 1.5% 35.9 29.8 20.5% 7.7% Adj. EBITDA Margin 30.8% 28.8% 2 ppt Full Year 452.5 389.6 16.1% 7.2% 128.1 104.8 22.2% 12.1% Adj. EBITDA Margin 28.3% 26.9% 1.4 ppt

02/19/2008 17 Specialty Compounds (a) A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. Additional volume and higher selling prices in wire and cable applications. Higher raw material costs had a negative impact on the results. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Fourth Quarter 66.4 59.6 11.4% 7.6% 8.9 7.6 17.1% 13.2% Adj. EBITDA Margin 13.4% 12.8% 0.6 ppt Full Year 276.6 251.0 10.2% 6.6% 34.3 31.7 8.2% 5.4% Adj. EBITDA Margin 12.4% 12.6% -0.2 ppt

02/19/2008 18 Electronics – Discontinued Operations Business sold to OM Group at year-end 2007. (a) A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Fourth Quarter 54.7 49.3 11.0% 6.6% 10.3 8.3 24.1% 19.3% Adj. EBITDA Margin 18.8% 16.8% 2 ppt Full Year 201.9 187.0 8.0% 4.4% 37.6 35.3 6.5% 3.1% Adj. EBITDA Margin 18.6% 18.9% -0.3 ppt

02/19/2008 19 Financial Summary

Fourth Quarter and Full Year Summary

($M), except EPS	Fourth Quarter Yr 2007	Fourth Quarter Yr 2006	Fourth Quarter % Change	Fourth Quarter FX Adj. % Change [b]	Full Year Yr 2007	Full Year Yr 2006	Full Year % Change	Full Year FX Adj. % Change [b]
Continuing Operations:								
Net Sales	807.2	690.5	16.9%	8.8%	3,136.4	2,788.2	12.5%	6.5%
Adjusted EBITDA [a]	159.2	132.0	20.6%	11.3%	614.4	517.9	18.6%	11.8%
Adj. EBITDA Margin	*19.7%*	*19.1%*	*0.6 ppt*		*19.6%*	*18.6%*	*1 ppt*	
Incl. Discontinued Operations:								
Net Sales	861.9	739.8	16.5%	8.7%	3,338.3	2,975.2	12.2%	6.3%
Adjusted EBITDA [a]	169.5	140.3	20.8%	11.8%	652.0	553.2	17.9%	11.3%
Adj. EBITDA Margin	*19.7%*	*19.0%*	*0.7 ppt*		*19.5%*	*18.6%*	*0.9 ppt*	
Net Income - as reported	119.1	4.5	2546.7%		317.1	103.0	207.9%	
EPS (Diluted) **- as reported** [c]	1.56	0.06	2500.0%		4.16	1.37	203.0%	
Net Income - as adjusted [d]	39.4	19.2	105.2%		143.0	105.4	35.7%	
EPS (Diluted) **- as adjusted** [c][d]	0.51	0.26	101.6%		1.87	1.40	33.5%	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Excluding the impact of foreign exchange. See Appendices.
(c) For the fourth quarter, Yr 2007 based on share count of 76,523; Yr 2006 based on share count of 75,161. For the full year, Yr 2007 based on share count of 76,279; Yr 2006 based on share count of 75,044.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

02/19/2008
ROCKWOOD HOLDINGS, INC.
20

02/19/2008 21 Results By Segment – Fourth Quarter @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q4 2007 Q4 2006 % Change FX Adj % Change (b) Q4 2007 Q4 2006 % Change FX Adj % Change (b) Specialty Chemicals 282.7 232.7 21.5% 11.4% 69.4 55.5 25.0% 16.2% Performance Additives 221.3 178.6 23.9% 21.2% 34.8 26.7 30.3% 27.7% Titanium Dioxide Pigments 117.7 110.7 6.3% (5.3%) 24.3 22.6 7.5% (4.4%) Advanced Ceramics 116.7 103.3 13.0% 1.5% 35.9 29.8 20.5% 7.7% Specialty Compounds 66.4 59.6 11.4% 7.6% 8.9 7.6 17.1% 13.2% Corporate and Other 2.4 5.6 (57.1%) (62.5%) (14.1) (10.2) (38.2%) (37.3%) Total Rockwood - continuing operations $807.2 $690.5 16.9% 8.8% $159.2 $132.0 20.6% 11.3% Adj. EBITDA Margin 19.7% 19.1% 0.6 ppt Discontinued Operations - Electronics 54.7 49.3 11.0% 6.6% 10.3 8.3 24.1% 19.3% Total Rockwood $861.9 $739.8 16.5% 8.7% $169.5 $140.3 20.8% 11.8% Adj. EBITDA Margin 19.7% 19.0% 0.7 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices.

02/19/2008 22 Results By Segment – Full Year @ Actual Rates Net Sales Adj. EBITDA (a) ($M) FY 2007 FY 2006 % Change FX Adj % Change (b) FY 2007 FY 2006 % Change FX Adj % Change (b) Specialty Chemicals 1,082.9 918.3 17.9% 11.0% 262.2 206.6 26.9% 20.4% Performance Additives 832.7 766.3 8.7% 6.1% 153.8 134.1 14.7% 12.1% Titanium Dioxide Pigments 479.9 441.1 8.8% (0.2%) 91.6 88.5 3.5% (5.1%) Advanced Ceramics 452.5 389.6 16.1% 7.2% 128.1 104.8 22.2% 12.1% Specialty Compounds 276.6 251.0 10.2% 6.6% 34.3 31.7 8.2% 5.4% Corporate and Other 11.8 21.9 (46.1%) (50.2%) (55.6) (47.8) (16.3%) (14.6%) Total Rockwood - continuing operations $3,136.4 $2,788.2 12.5% 6.5% $614.4 $517.9 18.6% 11.8% Adj. EBITDA Margin 19.6% 18.6% 1 ppt Discontinued Operations - Electronics 201.9 187.0 8.0% 4.4% 37.6 35.3 6.5% 3.1% Total Rockwood $3,338.3 $2,975.2 12.2% 6.3% $652.0 $553.2 17.9% 11.3% Adj. EBITDA Margin 19.5% 18.6% 0.9 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Excluding the impact of foreign exchange. See Appendices.

02/19/2008 23 Income Statement - Reported MTM of Euro denominated debt. 2007 results primarily related to the gain on sale of Groupe Novasep and Electronics MTM of interest rate swaps. Gain in ‘06 and loss in ‘07. ($M) Fourth Quarter Full Year Yr 2007 Yr 2006 Yr 2007 Yr 2006 Net Sales 807.2 690.5 3,136.4 2,788.2 Gross Profit 254.0 220.2 1,001.2 880.4 Gross Profit % 31.5% 31.9% 31.9% 31.6% Operating Income 90.5 77.0 382.2 319.5 Operating Income % 11.2% 11.2% 12.2% 11.5% Interest Expense net 1 - DFC and Cash (42.7) (52.1) (175.9) (205.0) Interest Expense - MTM of Swaps (16.8) 0.6 (32.2) 7.3 Interest Expense, net (59.5) (51.5) (208.1) (197.7) Foreign Exchange (Loss) Gain (3.5) 1.8 7.8 8.6 Loss on early extinguishment of debt - - (19.1) - Other 0.1 (0.3) (0.9) 1.8 Income - Cont. Ops. before Taxes and Min. Interest $27.6 $27.0 $161.9 $132.2 Income Tax Provision 7.7 21.6 66.3 65.7 Net Income - Cont. Op. before Minority Interest $19.9 $5.4 $95.6 $66.5 Minority Interest in Continuing operations (1.7) - (7.9) - Net Income - Continuing Operations $18.2 $5.4 $87.7 $66.5 Income from Discontinued Operations 100.9 3.5 229.5 41.7 Minority interest in Discontinued Operations - (4.4) (0.1) (5.2) Net Income - Reported $119.1 $4.5 $317.1 $103.0 1 Net of Interest Income (Fourth Quarter: $1.1M in 2007 and $0.5M in 2006; Full Year: $11.2M in 2007 and $2.4M in 2006).

02/19/2008 24 Reconciliation of Net Income to Adjusted EBITDA Groupe Novasep / Electronics ($M) 2007 2006 2007 2006 Net income 119.1 4.5 317.1 103.0 Income from discontinued operations, net of tax (100.9) (3.5) (229.5) (41.7) Minority interest in discontinued operations 0.0 4.4 0.1 5.2 Net income from continuing operations 18.2 5.4 87.7 66.5 Income tax provision 7.7 21.6 66.3 65.7 Minority interest in continuing operations 1.7 0.0 7.9 0.0 Income from continuing operations before taxes and minority interest 27.6 27.0 161.9 132.2 Interest expense 60.6 52.0 219.3 200.1 Interest income (1.1) (0.5) (11.2) (2.4) Depreciation and amortization 59.3 45.6 212.7 175.4 Sub-Total 146.4 124.1 582.7 505.3 Loss on early extinguishment of debt 0.0 0.0 19.1 0.0 Foreign exchange loss (gain), net 3.5 (1.8) (7.8) (8.6) Loss (Gain) on sale of assets 0.6 0.1 (4.7) (0.3) Non-recurring charges due to acquisition 4.9 0.0 7.9 0.0 Restructuring and related charges 2.9 1.6 11.7 5.3 Systems/organization establishment expenses 0.7 3.4 2.1 10.7 All Other 0.3 4.6 3.4 5.5 Adjusted EBITDA - continuing operations 159.2 132.0 614.4 517.9 Discontinued Operations - Electronics 10.3 8.3 37.6 35.3 Adjusted EBITDA - including Electronics $169.5 $140.3 $652.0 $553.2 Full Year Fourth Quarter

02/19/2008 25 Earnings Per Share Net Income ($M) Diluted EPS 4 Net Income ($M) Diluted EPS 4 Net Income / EPS - as reported $119.1 $1.56 $317.1 $4.16 Non-recurring items (net of tax): Adjustments from discontinued operations (95.2) (1.25) (210.7) (2.76) Mark-to-market of Swap (Gain)/Loss 16.8 0.22 26.2 0.34 FX (Gain)/Loss on debt 8.1 0.11 1.7 0.02 Impact of tax rate changes (9.7) (0.13) (11.2) (0.15) Tax allocation from discontinued operations (7.1) (0.10) (7.1) (0.10) Tax - other non-recurring items (0.1) (0.00) (0.1) (0.00) Systems organization/establishment expenses 2.2 0.03 3.3 0.04 Restructuring 2.2 0.03 8.2 0.11 Debt Modification Cost 1 0.0 0.00 12.2 0.16 Gains on Asset Sales 2 0.0 0.00 (3.1) (0.04) Inventory write-up reversal 3 2.6 0.03 4.4 0.06 Other Miscellaneous One-Time Charges 0.5 0.01 2.1 0.03 Net Income / EPS - as adjusted $39.4 $0.51 $143.0 $1.87 1 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 2 Gain mainly related to the sale of Wafer Reclaim US business. 3 Inventory write-up reversal mainly related to acquisition of Elementis business. 4 Based on the share count of 76,523 for the fourth quarter 2007 and 76,279 for the full year 2007. Full Year 2007 Fourth Quarter 2007

Consolidated Net Debt

($M)	As Reported Including Novasep						Continuing Operations	
	12/31/2004	Leverage	12/31/2005	Leverage	12/31/2006	Leverage	12/31/2007	Leverage
B/S FX	*1.36*		*1.18*		*1.32*		*1.46*	
LTM Adj EBITDA [a]	$539.9		$570.9		$621.5		$626.5 [c]	
Cash	111.3	0.21 x	102.2	0.18 x	39.5	0.06 x	(350.1)	-0.56 x
Revolver	-		30.0	0.05 x	37.0	0.06 x	-	0 x
Term Loans	1,803.3	3.34 x	1,708.9	3.00 x	1,734.0	2.79 x	1,736.6	2.77 x
Assumed Debt	236.1	0.44 x	189.1	0.33 x	144.9	0.23 x	97.7	0.16 x
Net Sr. Debt	**$1,928.1**	**3.57 x**	**$1,825.8**	**3.20 x**	**$1,876.4**	**3.01 x**	**$1,484.2**	**2.36 x**
PIK Notes/S. Disc. Notes	256.5	0.48 x	-	0.00 x	-	0.00 x	-	0.00 x
Sr. Sub.Notes 2011	375.0	0.70 x	273.4	0.48 x	273.4	0.44 x	-	0 x
Sr. Sub.Notes 2014	709.7	1.31 x	642.4	1.12 x	695.0	1.12 x	747.1	1.19 x
Net Debt	**$3,269.3**	**6.06 x**	**$2,741.6**	**4.80x**	**$2,844.8**	**4.58 x**	**$2,231.3**	**3.56 x** [b]

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.86x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period.

(c) Current Year LTM Adj. EBITDA based on the reported LTM Adjusted EBITDA of $614.4m (incl. four months of Elementis) plus 8 months proforma Adjusted EBITDA for the Elementis acquisition.

02/19/2008

ROCKWOOD HOLDINGS, INC. 26

02/19/2008 27 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec- 03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 Net Debt / LTM Adjusted EBITDA Note: Current Year LTM Adj. EBITDA based on the reported LTM Adjusted EBITDA of $614.4m (incl. four months of Elementis) plus 8 months proforma Adjusted EBITDA for the Elementis acquisition.

02/19/2008 28 Free Cash Flow ($M) Fourth Quarter 2007 Full Year 2007 Adjusted EBITDA $169.5 $652.0 WC Change (a) (39.3) (69.1) Cash Taxes (b) (7.0) (44.7) Cash Interest (c) (40.5) (165.9) Cash From Operating Activities $82.7 $372.3 CAPEX (d) (60.5) (199.6) Free Cash Flow $22.2 $172.7 Discontinued Operations (e) 0.0 1.6 Free Cash Flow - Total $22.2 $174.3 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment. (e) Includes Groupe Novasep

02/19/2008 29 Summary

02/19/2008 30 Moving Forward Focus portfolio. Focus on organic growth. • +5% per year Bolt on acquisitions. • +3% sales growth per year Continue to improve productivity. • +3% per year Improve financial ratios. • Debt to Adjusted EBITDA of 3.5 • Adjusted EBITDA margin of +19% • EPS growth of +15%

02/19/2008 31 Estimated 2008 Metrics (continuing operations) ($M) FY 2007 Actual FY 2008 Estimate Total D&A 213 248 Total Interest Expense (ex MTM) 176 160 Minority Interest (continuing operations) 8 7 Tax Rate (normalized) 41% 40% Share Count 76,279 77,000

02/19/2008 32 Appendices

02/19/2008 33 Reconciliation of Net Income to Adjusted EBITDA Groupe Novasep / Electronics ($M) 2007 2006 2007 2006 Net income 119.1 4.5 317.1 103.0 Income from discontinued operations, net of tax (100.9) (3.5) (229.5) (41.7) Minority interest in discontinued operations 0.0 4.4 0.1 5.2 Net income from continuing operations 18.2 5.4 87.7 66.5 Income tax provision 7.7 21.6 66.3 65.7 Minority interest in continuing operations 1.7 0.0 7.9 0.0 Income from continuing operations before taxes and minority interest 27.6 27.0 161.9 132.2 Interest expense 60.6 52.0 219.3 200.1 Interest income (1.1) (0.5) (11.2) (2.4) Depreciation and amortization 59.3 45.6 212.7 175.4 Impairment charges 0.0 2.2 0.0 2.2 Restructuring and related charges 3.1 1.6 12.0 5.3 Systems/organization establishment expenses 2.4 3.4 4.2 10.7 Cancelled acquisition and disposal costs (0.5) 0.6 2.3 1.9 Inventory write-up reversal 2.9 0.2 5.7 1.1 Refinancing expenses 0.0 0.0 0.9 0.0 Loss on early extinguishment of debt 0.0 0.0 19.1 0.0 Loss (Gain) on sale of assets 0.6 0.1 (4.7) (0.3) Foreign exchange loss (gain), net 3.5 (1.8) (7.8) (8.6) Other 0.8 1.6 0.0 0.3 Adjusted EBITDA - continuing operations 159.2 132.0 614.4 517.9 Discontinued Operations - Electronics 10.3 8.3 37.6 35.3 Adjusted EBITDA - including Electronics $169.5 $140.3 $652.0 $553.2 Full Year Fourth Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Fourth Quarter

($M) Fourth Quarter 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Discontinued Operations - Electronics	Corporate and Others	Consolidated
Income (loss) from continuing operations before taxes and minority interest	39.8	4.1	1.7	15.6	2.8	0.0	(36.4)	27.6
Interest expense	11.5	8.4	8.5	8.6	2.4	0.0	21.2	60.6
Interest income	2.9	(0.7)	(0.2)	0.4	0.2	0.0	(3.7)	(1.1)
Depreciation and amortization	14.5	16.8	13.0	10.7	2.8	0.0	1.5	59.3
Restructuring charges, net	0.7	1.2	0.0	1.1	0.0	0.0	0.1	3.1
Systems/organization establishment expenses	0.0	1.9	0.0	0.2	0.2	0.0	0.1	2.4
Cancelled acquisition and disposal costs	0.1	0.1	0.5	0.0	0.5	0.0	(1.7)	(0.5)
Inventory write-up reversal	0.0	2.9	0.0	0.0	0.0	0.0	0.0	2.9
Loss (gain) on sale of assets	0.2	(0.1)	0.4	0.0	0.0	0.0	0.1	0.6
Foreign exchange (gain) loss, net	(0.3)	0.0	0.4	(0.8)	0.0	0.0	4.2	3.5
Other	0.0	0.2	0.0	0.1	0.0	0.0	0.5	0.8
Adjusted EBITDA - continuing operations	69.4	34.8	24.3	35.9	8.9	0.0	(14.1)	159.2
Discontinued Operations - Electronics	0.0	0.0	0.0	0.0	0.0	10.3	0.0	10.3
Total Adjusted EBITDA	$69.4	$34.8	$24.3	$35.9	$8.9	$10.3	$(14.1)	$169.5

Fourth Quarter 2006	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Discontinued Operations - Electronics	Corporate and Others	Consolidated
Income (loss) from continuing operations before taxes and minority interest	28.3	12.9	4.8	11.1	1.9	0.0	(32.0)	27.0
Interest expense	11.6	3.6	7.5	8.2	2.4	0.0	18.7	52.0
Interest income	1.0	(1.7)	(0.2)	0.0	0.0	0.0	0.4	(0.5)
Depreciation and amortization	12.7	10.4	10.4	8.4	2.5	0.0	1.2	45.6
Impairment charges	2.2	0.0	0.0	0.0	0.0	0.0	0.0	2.2
Restructuring charges, net	0.9	0.1	0.0	0.5	0.0	0.0	0.1	1.6
Systems/organization establishment expenses	0.2	0.3	0.0	0.6	0.6	0.0	1.7	3.4
Cancelled acquisition and disposal costs	0.0	0.1	0.0	0.0	0.0	0.0	0.5	0.6
Inventory write-up reversal	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.2
Loss (gain) on sale of assets	0.0	0.4	0.1	0.1	0.0	0.0	(0.5)	0.1
Foreign exchange loss (gain), net	0.0	0.0	0.0	0.0	0.0	0.0	(1.8)	(1.8)
Other	(1.4)	0.6	0.0	0.9	0.0	0.0	1.5	1.6
Adjusted EBITDA - continuing operations	$55.5	$26.7	$22.6	$29.8	$7.6		(10.2)	$132.0
Discontinued Operations - Electronics	0.0	0.0	0.0	0.0	0.0	8.3	0.0	8.3
Total Adjusted EBITDA	$55.5	$26.7	$22.6	$29.8	$7.6	$8.3	$(10.2)	$140.3

02/19/2008

ROCKWOOD HOLDINGS, INC. 34

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Full Year

($M) Full Year 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Discontinued Operations - Electronics	Corporate and Others	Consolidated
Income (loss) from continuing operations before taxes and minority interest	165.4	63.4	12.7	50.9	11.8	0.0	(142.3)	161.9
Interest expense	42.0	22.1	32.4	33.8	9.4	0.0	79.6	219.3
Interest income	0.0	(1.3)	(0.2)	0.3	(0.3)	0.0	(9.7)	(11.2)
Depreciation and amortization	54.4	56.4	44.6	40.5	11.2	0.0	5.6	212.7
Restructuring charges, net	2.6	2.2	0.0	2.5	0.0	0.0	4.7	12.0
Systems/organization establishment expenses	(0.4)	2.8	0.0	1.1	0.6	0.0	0.1	4.2
Cancelled acquisition and disposal costs	0.1	0.1	1.6	0.0	0.5	0.0	0.0	2.3
Inventory write-up reversal	0.1	5.5	0.0	0.1	0.0	0.0	0.0	5.7
Refinancing expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.9	0.9
Loss on early extinguishment of debt	0.0	1.9	0.0	0.0	1.1	0.0	16.1	19.1
(Gain) loss on sale of assets	(0.2)	0.2	0.5	0.0	0.0	0.0	(5.2)	(4.7)
Foreign exchange gain, net	(0.6)	(0.2)	0.0	(1.2)	0.0	0.0	(5.8)	(7.8)
Other	(1.2)	0.7	0.0	0.1	0.0	0.0	0.4	0.0
Adjusted EBITDA - continuing operations	262.2	153.8	91.6	128.1	34.3	0.0	(55.6)	614.4
Discontinued Operations - Electronics	0.0	0.0	0.0	0.0	0.0	37.6	0.0	37.6
Total Adjusted EBITDA	$262.2	$153.8	$91.6	$128.1	$34.3	$37.6	$(55.6)	$652.0

Full Year 2006	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Discontinued Operations - Electronics	Corporate and Others	Consolidated
Income (loss) from continuing operations before taxes and minority interest	110.1	73.1	23.1	36.4	12.5	0.0	(123.0)	132.2
Interest expense	49.3	14.8	29.2	31.6	9.6	0.0	65.6	200.1
Interest income	(4.6)	(1.6)	(0.4)	(0.1)	(0.2)	0.0	4.5	(2.4)
Depreciation and amortization	47.5	42.5	38.2	33.1	8.7	0.0	5.4	175.4
Impairment charges	2.2	0.0	0.0	0.0	0.0	0.0	0.0	2.2
Restructuring charges, net	2.0	1.2	0.0	1.1	0.0	0.0	1.0	5.3
CCA litigation defense costs	0.0	0.8	0.0	0.0	0.0	0.0	0.0	0.8
Systems/organization establishment expenses	0.1	1.3	0.0	1.3	0.9	0.0	7.1	10.7
Cancelled acquisition and disposal costs	1.0	0.1	0.0	0.0	0.0	0.0	0.8	1.9
Inventory write-up reversal	0.0	0.8	0.0	0.1	0.2	0.0	0.0	1.1
Loss (gain) on sale of assets	0.3	0.4	0.1	0.1	0.0	0.0	(1.2)	(0.3)
Foreign exchange loss (gain), net	0.4	0.1	0.0	0.0	0.0	0.0	(9.1)	(8.6)
Other	(1.7)	0.6	(1.7)	1.2	0.0	0.0	1.1	(0.5)
Adjusted EBITDA - continuing operations	206.6	134.1	88.5	104.8	31.7	0.0	(47.8)	517.9
Discontinued Operations - Electronics	0.0	0.0	0.0	0.0	0.0	35.3	0.0	35.3
Total Adjusted EBITDA	$206.6	$134.1	$88.5	$104.8	$31.7	$35.3	$(47.8)	$553.2

02/19/2008

ROCKWOOD HOLDINGS, INC. 35

02/19/2008 36 FX impact on Results – Fourth Quarter ($M) Total Change in $ Total Change in % FX Effect in $ Net Change in $ Net Change in % Specialty Chemicals 50.0 21.5 23.5 26.5 11.4 Performance Additives 42.7 23.9 4.9 37.8 21.2 Titanium Dioxide Pigments 7.0 6.3 12.9 (5.9) (5.3) Advanced Ceramics 13.4 13.0 11.9 1.5 1.5 Specialty Compounds 6.8 11.4 2.3 4.5 7.6 Corporate and Other (3.2) (57.1) 0.3 (3.5) (62.5) Net Sales - cont. ops. $116.7 16.9% $55.8 $60.9 8.8 % Electronics (disc. ops.) 5.4 11.0 2.2 3.2 6.6 Net Sales $122.1 16.5% $58.0 $64.1 8.7 % Specialty Chemicals 13.9 25.0 4.9 9.0 16.2 Performance Additives 8.1 30.3 0.7 7.4 27.7 Titanium Dioxide Pigments 1.7 7.5 2.7 (1.0) (4.4) Advanced Ceramics 6.1 20.5 3.8 2.3 7.7 Specialty Compounds 1.3 17.1 0.3 1.0 13.2 Corporate and Other (3.9) (38.2) (0.1) (3.8) (37.3) Adjusted EBITDA - cont. ops. $27.2 20.6% $12.3 $14.9 11.3 % Electronics (disc. ops.) 2.0 24.1 0.4 1.6 19.3 Adjusted EBITDA $29.2 20.8% $12.7 $16.5 11.8 % Change: Fourth Quarter, 2007 versus 2006

02/19/2008 37 FX impact on Results – Full Year ($M) Total Change in $ Total Change in % FX Effect in $ Net Change in $ Net Change in % Specialty Chemicals 164.6 17.9 63.7 100.9 11.0 Performance Additives 66.4 8.7 19.7 46.7 6.1 Titanium Dioxide Pigments 38.8 8.8 39.9 (1.1) (0.2) Advanced Ceramics 62.9 16.1 34.7 28.2 7.2 Specialty Compounds 25.6 10.2 9.1 16.5 6.6 Corporate and Other (10.1) (46.1) 0.9 (11.0) (50.2) Net Sales - cont. ops. $348.2 12.5% $168.0 $180.2 6.5 % Electronics (disc. ops.) 14.9 8.0 6.7 8.2 4.4 Net Sales $363.1 12.2% $174.7 $188.4 6.3 % Specialty Chemicals 55.6 26.9 13.4 42.2 20.4 Performance Additives 19.7 14.7 3.5 16.2 12.1 Titanium Dioxide Pigments 3.1 3.5 7.6 (4.5) (5.1) Advanced Ceramics 23.3 22.2 10.6 12.7 12.1 Specialty Compounds 2.6 8.2 0.9 1.7 5.4 Corporate and Other (7.8) (16.3) (0.8) (7.0) (14.6) Adjusted EBITDA - cont. ops. $96.5 18.6% $35.2 $61.3 11.8 % Electronics (Disc. Op.) 2.3 6.5 1.2 1.1 3.1 Adjusted EBITDA $98.8 17.9% $36.4 $62.4 11.3 % Change: Full Year, 2007 versus 2006

Earnings Per Share

	Fourth Quarter 2007		Full Year 2007	
	Net Income ($M)	Diluted EPS [4]	Net Income ($M)	Diluted EPS [4]
Net Income / EPS - as reported	**$119.1**	***$1.56***	**$317.1**	***$4.16***
Non-recurring items (net of tax):				
Adjustments from discontinued operations	(95.2)	*(1.25)*	(210.7)	*(2.76)*
Mark-to-market of Swap (Gain)/Loss	16.8	*0.22*	26.2	*0.34*
FX (Gain)/Loss on debt	8.1	*0.11*	1.7	*0.02*
Impact of tax rate changes	(9.7)	*(0.13)*	(11.2)	*(0.15)*
Tax allocation from discontinued operations	(7.1)	*(0.10)*	(7.1)	*(0.10)*
Tax - other non-recurring items	(0.1)	*(0.00)*	(0.1)	*(0.00)*
Systems organization/establishment expenses	2.2	*0.03*	3.3	*0.04*
Restructuring	2.2	*0.03*	8.2	*0.11*
Debt Modification Cost [1]	0.0	*0.00*	12.2	*0.16*
Gains on Asset Sales [2]	0.0	*0.00*	(3.1)	*(0.04)*
Inventory write-up reversal [3]	2.6	*0.03*	4.4	*0.06*
Other Miscellaneous One-Time Charges	0.5	*0.01*	2.1	*0.03*
Net Income / EPS - as adjusted	**$39.4**	***$0.51***	**$143.0**	***$1.87***

1 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes.

2 Gain mainly related to the sale of Wafer Reclaim US business.

3 Inventory write-up reversal mainly related to acquisition of Elementis business.

4 Based on the share count of 76,523 for the fourth quarter 2007 and 76,279 for the full year 2007.

02/19/2008

ROCKWOOD HOLDINGS, INC. 38

02/19/2008 39 Earnings Per Share - 2006 Net Income ($M) Diluted EPS 1 Net Income ($M) Diluted EPS 1 Net Income / EPS - as reported $4.5 $0.06 $103.0 $1.37 Non-recurring items (net of tax): Adjustments from discontinued operations 8.6 0.12 (2.1) (0.03) Mark-to-market of Swap (Gain)/Loss (0.5) (0.01) (4.4) (0.06) FX (Gain)/Loss on debt (1.1) (0.01) (6.3) (0.08) Systems organization/establishment expenses 2.1 0.03 6.5 0.09 Restructuring 1.0 0.01 3.5 0.05 Impairment charges 1.4 0.02 1.4 0.02 Tax - other non-recurring items 1.6 0.02 1.6 0.02 Other Miscellaneous One-Time Charges 1.6 0.02 2.2 0.02 Net Income / EPS - as adjusted $19.2 $0.26 $105.4 $1.40 1 Based on the share count of 75,161 for the fourth quarter 2006 and 75,044 for the full year 2006. Fourth Quarter 2006 Full Year 2006

02/19/2008 40 Current Performance (including discontinued operations) ($M) Qtr 1 ‘07 Actual Qtr 2 ‘07 Actual Qtr 3 ‘07 Actual Qtr 4 ‘07 Actual FY 2007 Actual Depreciation 38.0 39.0 40.3 43.3 160.6 Amortization 15.2 16.2 16.6 19.1 67.1 Total D&A 53.2 55.2 56.9 62.4 227.7 Deferred Financing Cost (non-cash) 2.4 2.3 2.2 2.3 9.1 Cash Interest on Existing Debt 44.4 41.5 39.5 40.5 165.9 Total Interest Expense (ex MTM) 46.8 43.8 41.7 42.8 175.1 Minority Interest (continuing operations) 1.1 2.3 2.8 1.7 7.9 Tax Rate (normalized) 40% 41% 40% 36% 39% Share Count 75,392 76,371 76,383 76,523 76,279